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HiEnergy
Technologies, Inc.

                                                           NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE

INVESTOR CONTACT:                               MEDIA CONTACT:

Michael Cimini                                  Lois Whitman
KCSA Public Relations Worldwide                 HWH Public Relations
(212) 682-6300                                  (212) 355-5049
mcimini@kcsa.com                                loisw@hwhpr.com


                        HIENERGY TECHNOLOGIES, INC. HIRES
                            WASHINGTON D.C. LAW FIRM

IRVINE,  California,  September 22, 2004 - HiEnergy  Technologies,  Inc. (OTCBB:
HIETE) (the "Company"), announced today that it has engaged the law firm of Wilmer Cutler Pickering Hale and Dorr LLP to serve as its counsel to advise the Company in connection with the current and pending investigation with the Securities and Exchange Commission ("S.E.C.").

"We are pleased that such a distinguished law firm as Wilmer Cutler Pickering Hale and Dorr has accepted to represent HiEnergy Technologies," said Dr. Bogdan Maglich, Chairman of the Board of HiEnergy Technologies, Inc. "This engagement is in line with the high priority given by both management and the Board to seek a fair and expedient resolution to the current S.E.C. matters facing the Company, which should be in the interest of shareholders and our organization as a whole, and will allow the Company to better focus on delivering its technology which we consider to be of vital national interest."

Wilmer Cutler Pickering Hale and Dorr has offices in the United States in Baltimore, Boston, Waltham, New York, Northern Virginia, Princeton, and Washington, D.C. Internationally, the firm has offices in Berlin, Brussels, London, Oxford, and Munich and has an application pending to establish a Representative Office in Beijing. For more information, visit www.wilmerhale.com.

ABOUT HIENERGY TECHNOLOGIES, INC.

HiEnergy Technologies, Inc. ("HiEnergy" or the "Company") is a nuclear technologies-based company focused on the research and development of proprietary neutron-based "stoichiometric" sensor devices, which have the ability to determine automatically, whether an object or container carries dangerous or illicit selected substances, such as explosives, biological agents or illicit drugs. HiEnergy's primary focus is currently on the commercialization of the Company's prototype device called the "CarBomb Finder", which it intends to market to governmental and private entities as well as distribute through industry partners. Additionally, the Company continues to be focused on the research and development of additional applications of its technologies and the further exploitation of its technology assets both internally and through potential licensing and collaboration arrangements with third parties.

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FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.